Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officer of Rave Restaurant Group, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that the accompanying Annual Report on Form 10-K for the fiscal year ended June 26, 2016, and filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 23, 2016	By:	/s/ Timothy E. Mullany Timothy E. Mullany Chief Financial Officer (Principal Financial Officer)